UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2019

FASTENAL COMPANY
(Exact name of registrant as specified in its charter)

Minnesota	0-16125	41-0948415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Theurer Boulevard, Winona, Minnesota         55987-1500
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:   (507) 454-5374

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	FAST	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act
(17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 29, 2019, the Board of Directors (the "Board") of Fastenal Company (the "Company") elected Nicholas J. Lundquist as a director of the Company, effective on October 1, 2019. Immediately preceding Mr. Lundquist's election, the Board voted to increase the number of directors that may serve on the Company's Board from ten to the current eleven. Mr. Lundquist was elected to serve until the Company's next annual meeting of shareholders or until his successor is duly elected and qualified. The Board did not appoint Mr. Lundquist to serve on any committees of the Board and does not intend to do so at this time.
Mr. Lundquist has been employed by the Company for forty years and currently serves as a senior executive vice president - operations of the Company. Mr. Lundquist has held this position since December 2016 and his responsibilities include distribution development, product development, supplier development, and supply chain. Prior to this time, Mr. Lundquist held various positions with the Company, including executive vice president - operations, executive vice president - sales, chief operating officer and various sales and managerial roles. Mr. Lundquist will be resigning from his current position and employment with the Company in January 2020.
There are no arrangements or understandings between Mr. Lundquist and any other person or persons pursuant to which he was selected as a director of the Company. There are no current or proposed transactions in which Mr. Lundquist, or any member of his immediate family, has an interest that is required to be disclosed under Item 404(a) of Regulation S-K promulgated by the Securities Exchange Commission.
Mr. Lundquist will receive a pro rata portion of the annual retainer for his partial year of service as an employee director of the Company, all in accordance with the Company's existing director compensation policy.
Item 9.01. Financial Statements and Exhibits.

INDEX TO EXHIBITS

Exhibit Number	Description of Document

104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fastenal Company
(Registrant)

September 3, 2019	By:	/s/ SHERYL A. LISOWSKI
(Date)		Sheryl A. Lisowski Controller, Chief Accounting Officer, and Treasurer